Exhibit 10.1

CONVERTIBLE NOTE PURCHASE AGREEMENT

This CONVERTIBLE NOTE PURCHASE AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof among DLQ, Inc., a Nevada corporation (the “Company”), Logiq, Inc., a Delaware corporation and the parent of the Company (“DLQ Parent”) and [Subscriber] (the “Subscriber”).

W I T N E S E T H:

WHEREAS, the Company is conducting a private offering (the “Offering”) of its Convertible Promissory Notes (the “Notes”), the form of which is attached hereto as Exhibit A, in the aggregate principal amount of $5,000,000 (the “Investment Amount”), which shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock (the “Common Stock”) in accordance with the provisions of the Notes;

WHEREAS, as additional consideration for the Offering, DLQ Parent is issuing its Convertible Promissory Notes (the “Parent Notes”), the form of which is attached hereto as Exhibit B, in the aggregate principal amount of $5,000,000 (the “Investment Amount”), which shall be convertible into shares of DLQ Parent’s common stock in accordance with the  provisions of the Parent Notes;

WHEREAS, the Offering is being made on a “best efforts” basis to an “accredited investor” (as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”));

WHEREAS, the Company and the Subscribers are each executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D;

WHEREAS, on September 9, 2022, the Company entered into a Merger Agreement (the “Merger Agreement”) with DLQ Parent, Abri SPAC I, Inc., a Delaware corporation (“ABRI”), and Abri Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a direct, wholly owned subsidiary of ABRI, pursuant to which, among other transactions, on the terms and conditions set forth therein, Merger Sub is to merge with and into the Company (the “Merger” or “Business Combination”), with the Company surviving the Merger as a wholly owned subsidiary of ABRI (the post-business combination company referred to herein as the “Combined Company”);

WHEREAS, upon closing of the Business Combination, ABRI will issue 11,400,000 shares of ABRI common stock (the “Merger Consideration Shares”) in exchange for all of the outstanding shares of the Company;

WHEREAS, the Subscriber desires to purchase the principal amount of Notes up to the Investment Amount as set forth on the signature page hereof on the terms and conditions hereinafter set forth;

WHEREAS, certain investors of the Company (the “Independent Shareholders”) and Subscriber  shall  enter  into  an  escrow  agreement  with  Continental  Stock  Transfer  &   Trust Company, as escrow agent (“CST” and acting as the “Escrow Agent”) in the form attached hereto, as Exhibit C (the “Reset Shares Escrow Agreement”) to hold 1,500,000 Merger Consideration Shares (the “Reset Shares”) to be transferred to the Subscribers, up to the amount of the Reset Shares on a pro-rata basis, upon the Reset as described in the Notes; and

WHEREAS, the Company, its management, Brent Suen (“Suen”), and insiders (the “Insiders”) shall agree to put into a separate escrow account at the Escrow Agent, 6.06 million Merger Consideration Shares representing restricted shares held by DLQ Parent and the Insiders (the “Insider Shares”). The Insider Shares shall be released from the Escrow Agent upon the  full recoupment by all Subscribers of the Investment Amount.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.                     SUBSCRIPTION FOR NOTES AND REPRESENTATIONS BY AND COVENANTS OF THE SUBSCRIBER

1.1    (a) Subject to the terms and conditions hereinafter set forth (including Section 1.19 hereof), the Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such principal amount of Notes as is set forth on the signature page hereof and such Subscriber shall also receive an equivalent principal amount of Parent Notes in connection therewith. The purchase price is payable by wire transfer  to the Company. The Company shall hold an amount equal to the purchase price in escrow with CST, (also acting as the “Funds Escrow Agent”), until the closing of the Business Combination, and will be immediately available to the Company upon the closing of the Business Combination in accordance with and subject to the terms of the escrow agreement by and among the Company, the Placement Agent (as defined below) and the Funds Escrow Agent, dated as of the date hereof (the “Funds Escrow Agreement”); provided, however, in the event the Business Combination does not close by November 15, 2023, the purchase price shall be promptly returned to the Subscriber and the Notes and Parent Notes shall be canceled. The wire instructions of the Funds Escrow Agent are attached to the Funds Escrow Agreement.

(b)       Each of the Subscribers shall complete and sign a Confidential Investor Questionnaire, in substantially the form attached hereto as Exhibit D. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, such number of Conversion Shares as shall from time to time be sufficient to effect the conversion of all of the Notes then outstanding. The Notes and the Conversion Shares are sometimes collectively referred to herein as the “Securities”.

1.2          The Subscriber understands, acknowledges and agrees that, except as otherwise set forth in Section 3.2 herein or as otherwise required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and  several  and  the  agreements,  representations,  warranties  and  acknowledgments      herein contained shall be deemed to be made by and be binding upon each such person and his/her  heirs, executors, administrators, successors, legal representatives and permitted assigns.

2

1.3          The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Securities;

(c)   there is no market for the Securities; (d) the Subscriber may not be able to liquidate his, her or its investment in the Securities; (e) in the event of a disposition of the Securities, the Subscriber could sustain the loss of his, her or its entire investment; and (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends.

1.4          At the time the Subscriber was offered the Securities either (a) his, her or it was, and as of the date hereof his, her or it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act, as indicated by the Subscriber’s responses to the questions contained in Section 7 hereof, and the Subscriber is able to bear the economic risk of an investment in the Securities.

1.5          The Subscriber hereby acknowledges and represents that (a) the Subscriber has adequate means of providing for the Subscriber’s current financial needs and contingencies, (b) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (c) the Subscriber recognizes the  highly speculative nature of this investment; (d) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes; and (e) the Subscriber can afford a complete loss of such investment in the Securities.

1.6          The Subscriber hereby acknowledges receipt and careful review of this Agreement, and although has access to the registration statement on Form S-4, as amended (File No. 333-268133), initially filed by ABRI on November 4, 2022 with the Securities and  Exchange Commission (the “SEC”), which also includes a proxy statement of ABRI relating to the Business Combination, as amended (the “Form S-4 Registration Statement”), has not been furnished with the requisite time to fully review the Form S-4 Registration Statement in its entirety. The Subscriber hereby represents that the Subscriber has been furnished by the Company the terms and conditions of the Offering and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however that no investigation performed by or on behalf of the Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein.

1.7          (a) In making the decision to invest in the Securities, the Subscriber has relied solely upon the information provided by the Company in this Agreement, the share escrow agreement (the “Share Escrow Agreement”), and the Notes (the “Transaction Documents”).    To the extent necessary, the Subscriber has retained, at his, her or its own expense, except that the Company shall pay $25,000 toward each Subscriber’s legal fees in connection with the Transaction, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any  person or entity in the course of the Subscriber’s consideration of an investment in the Securities other than the Transaction Documents and the results of the Subscriber’s own independent investigation.

3

(b)   The Subscriber represents that (i) the Subscriber was contacted regarding   the sale of the Securities by the Company or Chardan Capital Markets (the “Placement Agent”) (or another person whom the Subscriber believed to be an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) it did not learn of the Offering by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by  any general solicitation or general advertising.

1.8                   The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC or any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D. The Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9                   The Subscriber understands that the Notes have not been, and that the Conversion Shares are not expected to be, registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention. In connection with the foregoing, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Subscriber to hold the Securities for any particular length of time and the Company acknowledges that the Subscriber shall at all times retain the right to dispose of his, her or its property as he, she or it may determine in his, her or its sole discretion, subject to any restrictions imposed by applicable law. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.10                The Subscriber consents to the placement of a legend on the Notes it acquires hereunder and any certificate or other document evidencing the Conversion Shares into which Note may be converted, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on all of the Notes sold in the Offering shall be in form substantially similar to the following:

4

“THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAW. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR (2) WITH AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND UNDER SAID LAWS.”

1.11                The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber on the Investor Questionnaire is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.12                The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Notes. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.13                If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.14                The Subscriber agrees not to issue any public statement with respect to the Offering, Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between him, her or it and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

1.15                The Subscriber acknowledges that the information contained in the Transaction Documents or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that the Subscriber’s subscription may not be accepted by the Company; provided, however, that (a) the Subscriber may disclose such information to his, her or its affiliates and advisors who may have  a need for such information in connection with providing advice to the Subscriber with respect to his, her or its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information   that

(i)   is  part  of  the  public  knowledge  or  literature  and  readily  accessible  at  the  date  hereof,

(ii)  becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

5

1.16                The Subscriber understands that the Securities are being offered and sold to him, her or it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Subscriber set forth herein in order to determine  the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities. The Subscriber agrees to supply the Company, within five (5) days after the Subscriber receives the request therefor from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable.

1.17                If the Subscriber is purchasing the Securities in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Securities as such requirements are set forth herein, concurs in the purchase of the Securities and agrees to be bound by the obligations, representations, warranties and covenants  contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing his, her or its investment in the Company and/or evidencing the satisfaction of the foregoing.

2.                         REPRESENTATIONS BY AND COVENANTS OF THE  COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1                   Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. The Company is not in violation or default of any of the provisions of its Charter Documents (as defined below). The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (a) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (b) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company, or (c) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (a), (b) or (c),  a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company does not presently own or control, directly or indirectly, any interest in any other subsidiary, corporation, association or other business entity. The Company is not a party to any joint venture, partnership or similar arrangement.

6

2.2                   Capitalization and Voting Rights. As of August 23, 2023, the Company was authorized to issue 10,000 shares of Common Stock, of which 2,000 shares were issued and outstanding. All issued and outstanding shares of capital stock of the Company are validly  issued, fully paid and nonassessable. Except as set forth on Schedule 2.2 of the Disclosure Schedules attached hereto as Exhibit E (the “Disclosure Schedules”), (a) there are no outstanding securities of the Company which contain any right of first refusal, preemptive right, redemption right, right of participation or any other similar rights or provisions, nor is any holder  of securities of the Company entitled to any such rights arising out of any agreement or understanding with the Company by virtue of this Agreement, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (b) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; (c) there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue any shares of capital stock of the Company or securities or rights convertible or exchangeable into shares of capital stock of the Company; and (d) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. Except as required by law or contained in Company’s Charter Documents, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company. All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws. The sale  and issuance of the Securities as contemplated hereby will not obligate the Company to issue shares of any capital stock or other securities of the Company to any other person (other than the subscribers for Securities in the Offering, including the Subscriber or as otherwise set forth in Schedule 2.2 of the Disclosure Schedules) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company does not have outstanding stockholder purchase rights or “poison pills” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events. Except as set forth on Schedule 2.2 of the Disclosure Schedules, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

2.3                   Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement, the Notes and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Notes has been taken. This Agreement, the Notes have been or will be duly executed and delivered by the Company and each constitutes or will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and  the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Notes are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, free and clear of all mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”), other than restrictions on transfer provided for herein. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person, other than any such rights that have been waived or will be waived prior to the Closing.

7

2.4	No Conflict; Governmental Consents; Compliance.

(a)                    The execution and delivery by the Company of this Agreement, the issuance and sale of the Securities and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute,  rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, (ii) conflict with or violate any provision of the Company’s Certificate of Incorporation or Bylaws, each as in effect on the date hereof (collectively, the “Charter Documents”), or (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with  or without due notice, lapse of time or both)  under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation  or imposition of any Encumbrances upon any of the properties or assets of the Company.

(b)                    No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Securities, except such post-sale filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority,  all of which shall be made when required.

(c)                    The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority and (iii) is not and has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

2.5                   Consents of Third Parties. No vote, approval or consent of any holder of capital stock of the Company or any other third party is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Agreement or in connection with the authorization, issue and sale of the Securities, except as previously obtained, each of which is in full force and effect.

2.6                   Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate. Neither the Company nor any of its directors or officers is the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

8

2.7                   Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules  and regulations of the SEC thereunder. The Company shall at all times conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

2.8                   Brokers. Except for the Company’s engagement of the Placement Agent with respect to the Offering, neither the Company nor any of the Company’s officers, directors, employees or stockholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any such broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement. Except for the Company’s existing agreements with the Placement Agent, the Company is not party to any agreement, arrangement or understanding whereby any person has an exclusive right to raise funds and/or place or purchase any debt or equity securities for or on behalf of the Company.

2.9	Intellectual Property; Employees.

(a)                    The Company owns or possesses the rights to its patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses, information and other proprietary rights and processes (collectively, the “Intellectual Property Rights”) without any known infringement of the rights of others, except where such infringement would not have a Material Adverse Effect. Except as disclosed in Schedule 2.9(a), there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any Intellectual Property Rights of any other person or entity. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so would not reasonably be expected to have a Material Adverse Effect. None of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person or entity of any of the Intellectual Property Rights.

(b)                    The Company is not aware that any of its employees is  obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as presently conducted.

9

(c)                    Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

(d)                   To the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is, or is now expected by the Company to  be, in violation of any term of any employment contract, confidentiality, disclosure or  proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party. Except with respect to employment agreements with certain named executive officers of DLQ that the Combined Company intends to employ following closing, no employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

(e)                    No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with its employees are good.

(f)                     All “employee benefit plans,” as such term is defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which the Company has  any liability or obligation, contingent or otherwise, comply in all material respects and have been maintained and administered in material compliance with ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), and all other statutes, orders and governmental rules and regulations applicable to such employee benefit plans. The Company has not incurred any liability pursuant to ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company, or in the imposition of any lien on any of the rights, properties or  assets of the Company pursuant to ERISA or to such penalty or excise tax provisions of the Code. The Company does not maintain or contribute to, and has not maintained or contributed  to, any “multiemployer plan,” as such term is defined in ERISA.

2.10                Title to Properties and Assets; Liens, Etc. Except as described in Schedule 2.10  of the Disclosure Schedules, the Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Company’s financial statements, and good title to its leasehold estates, in each case subject to no Encumbrances, other than (a) those resulting from taxes which have not yet become delinquent; (b) those that do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (c) those that have otherwise arisen in the ordinary course of business, none of which are material. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

10

2.11                Obligations to Related Parties. Except as described in Schedule 2.11, there are no obligations of the Company to any of its officers, directors, stockholders, or employees other than (a) for payment of salary or other compensation for services rendered,  (b) for reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as described in Schedule 2.11, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of stock options and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.12                Financial Statements. The Company’s financial statements, together with the related notes, if any, attached as an exhibit to the Form S-4 Registration Statement, present  fairly, in all material respects, the financial position of the Company as of the dates specified and the results of operations for the periods covered thereby, in accordance with generally accepted accounting principles (“GAAP”). The Company has no known material liabilities of any kind, whether accrued, absolute or contingent, or otherwise, and subsequent to the date of this Agreement and prior to the date of the Closing it shall not enter into any material transactions or commitments without promptly thereafter notifying the Placement Agent in writing of any such material transaction or commitment. The other financial and statistical information with respect to the Company and any pro forma information and related notes included in the Form S-4 Registration Statement present fairly in all material respects the information shown therein on a basis consistent with the financial statements of the Company included in the Form S-4 Registration Statement. The Company does not know of any facts, circumstances or conditions which could materially adversely affect its operations, earnings or business as set forth in the Form S-4 Registration Statement that have not been fully disclosed in the Form S-4 Registration Statement.

2.13                Liabilities. The Company has not incurred any material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions except in the ordinary course of business. The Company does not know of any facts, circumstances or conditions materially adversely affecting its operations or business as set forth in the Form S-4 Registration Statement which have not been fully disclosed in all material respects in the Form S-4 Registration Statement.

2.14                Material Changes. Since the date of the latest audited financial statements included within the Form S-4 Registration Statement, (a) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (c) the Company has not altered its method of accounting, (d) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) the Company has not issued any equity securities to any officer, director  or affiliate, except pursuant to existing Company equity incentive plans.

11

2.15                No General Solicitation. Neither the Company nor, to its knowledge, any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the Offering.

2.16                No Integrated Offering. Assuming the accuracy of the Subscriber’s  representations and warranties set forth in Section 1 hereunder, neither the Company nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

2.17                Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter Documents or the laws of its state of incorporation that is or could become applicable to the Subscriber as a result of the Subscriber and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company’s issuance of the Securities to the Subscriber.

2.18                Taxes. The Company has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any  assessments received by it or by which it is obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued and/or paid. To the knowledge of the Company, the tax returns of the Company are not currently being audited by any state, local or federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. The Company has set aside on its books adequate provision  for the payment of any unpaid taxes. There are no unpaid taxes in any amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

2.19                Material Contracts. The Placement Agent has been given access to all contracts, agreements, commitments, arrangements, leases, policies or other instruments to which the Company is a party or by which it is bound and which are material to the Company’s business (collectively, the “Material Contracts”) and, to the Company’s knowledge, the Placement Agent has provided the Subscriber with access to such Material Contracts. Except as otherwise described in Schedule 2.19, the Material Contracts are valid and in full force and effect as to   the Company, and, to the Company’s knowledge, to the other parties thereto. Except as otherwise disclosed in the Form S-4 Registration Statement, the Company is not in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or  both, would constitute such a default under), any Material Contract, except to the extent that such violations or defaults, individually or in the aggregate, would not reasonably be expected to (a) affect the validity of this Agreement or the other Transaction Documents, (b) have a Material Adverse Effect, or (c) impair the ability of the Company to perform fully on a timely basis any material obligation which the Company has or will have under this Agreement or any other Transaction Document. To the Company’s knowledge, none of the other parties to any Material Contract are in violation of or default under any Material Contract in any respect. The Company has not received any notice of cancellation or any written communication threatening  cancellation of any Material Contract by any other party thereto.

12

2.20                Contributions. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has, directly or indirectly, (a) made any unlawful payment or contribution to any foreign or domestic candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, (b) made any payment to any foreign or domestic governmental officer or official, or other person charged  with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (c) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (d) violated in any material respect any provision of Foreign Corrupt Practices Act of 1977, as amended.

2.21                Disclosure. All disclosure furnished by or on behalf of the Company to the Subscriber in the Transaction Documents regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules, is true, complete and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, there are no facts that, individually or in the aggregate, would have a Material Adverse Effect that have not been disclosed in the Form S-4 Registration Statement.

2.22                Compliance with Laws. Except as set forth in Schedule 2.22, the Company is and has been in compliance in all material respects with all laws, rules, regulations, orders,  judgments or decrees that are applicable to it, the conduct of its business as presently conducted, and the ownership of its property and assets (including, without limitation any foreign, state or local governmental body exercising comparable authority, those relating to occupational safety, health, wage and hour, employment discrimination, and Environmental Laws (as defined below)), and the Company is not aware of any state of facts, events, conditions or occurrences which may now or hereafter constitute or result in a violation of any of such laws, rules, regulations, orders, judgments or decrees or which may give rise to the assertion of any such violation, except where such violation or violations do not have a Material Adverse Effect. All required reports and filings with governmental authorities have been properly made as and when required, except where the failure to report or file would not, individually or in the aggregate, have a Material Adverse Effect.

 2.23              Environmental Laws. The Company (a) is in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (b) has received all permits licenses or other approvals required of the Company under applicable Environmental Laws to conduct its business; and (c) is in compliance with all terms and conditions of any such permit, license or approval where in each clause (a), (b) and (c), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

13

2.24                Regulatory Permits. The Company possess all certificates,  authorizations, licenses, consents, registrations, authorizations, qualifications and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in Schedule 2.24, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

2.25                Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which the Company is engaged, including, but not limited to, directors’ and officers’ insurance coverage. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

2.26                Private Placement. Assuming the  accuracy of the Subscriber’s representations  and warranties set forth in Section 1 hereunder, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

2.27                Solvency. Based on the financial condition of the Company as of the date hereof, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (a) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (b) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (c) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to  incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or  liquidation under the bankruptcy or reorganization laws of any jurisdiction. Schedule 2.27 of the Disclosure Schedules sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness.

14

2.28                No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company (including any disagreements with respect to the payment of any fees owed by the Company to such accountants or lawyers) that could reasonably be anticipated to affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

2.29                Acknowledgment Regarding Subscribers’ Purchase of Securities. The Company acknowledges and agrees that each subscriber for the Securities in the Offering (including the Subscriber) is acting solely in the capacity of an arm’s length purchaser with respect to such subscriber’s Convertible Note Purchase Agreement (including this Agreement, in the case of the Subscriber) and the transactions contemplated hereby or thereby. The Company further acknowledges that no subscriber for the Securities in the Offering (including the Subscriber) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to such subscriber’s Convertible Note Purchase Agreement (including this Agreement, in the  case of the Subscriber) and the transactions contemplated hereby or thereby and any advice given by any such subscriber (including the Subscriber) or any of their respective representatives or agents in connection with such subscriber’s Convertible Note Purchase Agreement (including this Agreement, in the case of the Subscriber) and the transactions contemplated hereby thereby is merely incidental to the purchase of the Securities by such subscriber (including the Subscriber). The Company further represents to each Subscriber that the Company’s decision to enter into this Agreement and any other Convertible Note Purchase Agreement with respect to Securities sold in the Offering has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.30                Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (a) in accordance with the terms of the Company’s stock option plan as in effect on the date of such grant and (b) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not  knowingly granted,  and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its financial results or prospects.

15

2.31                Office of Foreign Assets Control. Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

2.32                U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company shall so certify upon Subscriber’s request.

2.33                Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) or to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Company does not own or control, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve. The Company does not exercise a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve.

2.34                Patriot Act; Etc. Neither the sale of the Securities by the Company nor the Company’s use of the proceeds thereof will violate the Trading with the Enemy Act, as  amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or  executive order relating thereto. Without limiting the foregoing, the Company is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. The Company is in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

2.35                Money Laundering. If the Company is subject to any Money Laundering Laws, the operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and the applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.36                No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i)  to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

16

2.37                Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person and the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

2.38                Notice of Disqualification Events. The Company will notify the Subscribers and the Placement Agent in writing, prior to the Closing (the “Closing”) of (a) any Disqualification Event relating to any Issuer Covered Person and (b) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

2.39                Independent Shareholders. To the best knowledge of the Company based on reasonable investigation, each of the Independent Shareholders is not a director, executive officer or other officer of the Company, nor a beneficial owner of 10% or more of the Company’s outstanding voting equity securities, and who does not possess inside information because of his or her relationship with the Company or with an officer, director or principal stockholder of the Company, or deemed to be an "insiders" as may be defined by the Securities and Exchange Commission.

3.                          REPRESENTATIONS BY AND COVENANTS OF THE DLQ PARENT

The Company hereby represents and warrants to the Subscriber that:

3.1                   Organization, Good Standing and Qualification.  DLQ Parent is a corporation  duly organized, validly existing and in good standing under the laws of the State of Delaware  and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. DLQ Parent is not in violation or default of any of the provisions of its Charter Documents (as defined below). DLQ Parent is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (a) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (b) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of DLQ  Parent, or (c) material adverse effect on DLQ Parent’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (a), (b) or (c), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. DLQ Parent does not presently own or control, directly or indirectly, any interest in any other subsidiary, corporation, association or other business entity. DLQ Parent is not a party to any joint venture, partnership or similar arrangement.

17

3.2                   Capitalization and Voting Rights. As of August 23, 2023, DLQ Parent was authorized to issue 250,000,000 shares of Common Stock, of which 95,120,999 shares were issued and outstanding. All issued and outstanding shares of capital stock of DLQ Parent are validly issued, fully paid and nonassessable. Except as set forth on Schedule 3.2 of the  Disclosure Schedules attached hereto as Exhibit E (the “Disclosure Schedules”), (a) there are no outstanding securities of DLQ Parent which contain any right of first refusal, preemptive right, redemption right, right of participation or any other similar rights or provisions, nor is any holder of securities of DLQ Parent entitled to any such rights arising out of any agreement or understanding with DLQ Parent by virtue of this Agreement, and there are no contracts, commitments, understandings or arrangements by which DLQ Parent is or may become bound to redeem a security of DLQ Parent; (b) DLQ Parent does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; (c) there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of DLQ Parent or contracts, commitments, understandings, or arrangements by which DLQ Parent is or may become bound to issue any shares of capital stock of DLQ Parent or securities or rights convertible or exchangeable into shares of capital stock of DLQ Parent; and (d) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. Except as required by law or contained in Company’s Charter Documents, there are no restrictions upon the voting or transfer of any of the shares of capital stock of DLQ Parent. All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws. The sale  and issuance of the Securities as contemplated hereby will not obligate DLQ Parent to issue shares of any capital stock or other securities of DLQ Parent to any other person (other than the  subscribers for Securities in the Offering, including the Subscriber or as otherwise set forth in Schedule 3.2 of the Disclosure Schedules) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. DLQ Parent does not have outstanding stockholder purchase rights or “poison pills” or any similar arrangement in effect giving any person the right to purchase any equity interest in DLQ Parent upon the occurrence of certain events. Except as set forth on Schedule 3.2 of the Disclosure Schedules, there are no stockholders agreements, voting agreements or other similar agreements with respect to DLQ Parent’s capital stock to which DLQ Parent is a party or, to the knowledge of DLQ Parent, between or among any of DLQ Parent’s stockholders.

3.3                   Authorization; Enforceability. DLQ Parent has all corporate right, power and authority to enter into, execute and deliver this Agreement, the Notes and to perform fully its obligations hereunder and thereunder. All corporate action on the part of DLQ Parent, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by DLQ Parent; and (b) authorization, sale, issuance and delivery of the Notes has been taken. This Agreement, the Notes have been or will be duly executed and delivered by DLQ Parent and each constitutes or will constitute a legal, valid and binding obligation of DLQ Parent, enforceable against DLQ Parent in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.       The Notes are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, free and clear of all mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”), other than restrictions on transfer provided for herein. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person, other than any such rights that have been waived or will be waived prior to the Closing.

18

3.3 4                 No Conflict; Governmental Consents;  Compliance.

(a)                    The execution and delivery by DLQ Parent of this Agreement, the issuance and sale of the Securities and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute,  rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which DLQ Parent is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, (ii) conflict with or violate any provision of DLQ Parent’s Certificate of Incorporation or Bylaws, each as in effect  on the date hereof (collectively, the “Charter Documents”), or (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with  or without due notice, lapse of time or both)  under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which DLQ Parent is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation  or imposition of any Encumbrances upon any of the properties or assets of DLQ Parent.

(b)                    No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by DLQ Parent in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Securities, except such post-sale filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority,  all of which shall be made when required.

(c)                    DLQ Parent: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by DLQ Parent under), nor has DLQ Parent received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or  not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority and (iii) is not and has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

3.5                   Consents of Third Parties. No vote, approval or consent of any holder of capital stock of DLQ Parent or any other third party is required or necessary to be obtained by DLQ Parent  in  connection  with  the  authorization,  execution,  deliver  and  performance  of       this Agreement or in connection with the authorization, issue and sale of the Securities, except as previously obtained, each of which is in full force and effect.

19

3.6                   Litigation. DLQ Parent knows of no pending or threatened legal or governmental proceedings against DLQ Parent. DLQ Parent is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by DLQ Parent currently pending in any court or before any arbitrator or that DLQ Parent intends to initiate. Neither DLQ Parent nor any of its directors or officers is the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to DLQ Parent’s knowledge, there is not pending or contemplated, any investigation by the SEC involving DLQ Parent or any current or former director or officer of DLQ Parent.

3.7                   Investment Company. DLQ Parent is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules  and regulations of the SEC thereunder. DLQ Parent shall at all times conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

3.8                   Brokers. Except for DLQ Parent’s engagement of the Placement Agent with respect to the Offering, neither DLQ Parent nor any of DLQ Parent’s officers, directors, employees or stockholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any such broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement. Except for DLQ Parent’s existing agreements with the Placement Agent, DLQ Parent is not party to any agreement, arrangement or understanding whereby any person has an exclusive right to raise funds and/or place or purchase any debt or equity securities for or on behalf of DLQ Parent.

3.9	Intellectual Property; Employees.

(a)                    DLQ Parent owns or possesses the rights to its patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses, information and other proprietary rights and processes (collectively, the “Intellectual Property Rights”) without any known infringement of the rights of others, except where such infringement would not have a Material Adverse Effect. Except as disclosed in Schedule 3.9(a), there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is DLQ Parent bound by or a party to any  material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. DLQ Parent has not received any written communications alleging that DLQ Parent has violated or, by conducting its business as presently proposed to be conducted, would violate any Intellectual Property Rights of any other person or entity. DLQ Parent has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so would not reasonably be expected to have a Material Adverse Effect. None of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. To the knowledge of DLQ Parent, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person or entity of any of the Intellectual Property Rights.

20

(b)                    DLQ Parent is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to DLQ Parent or that would conflict with DLQ Parent’s business as presently conducted.

(c)                    Neither the execution nor delivery of this Agreement, nor the carrying on of DLQ Parent’s business by the employees of DLQ Parent, nor the conduct of DLQ Parent’s business as presently conducted, will, to DLQ Parent’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

(d)                   To DLQ Parent’s knowledge, no employee of DLQ Parent, nor any consultant with whom DLQ Parent has contracted, is, or is now expected by DLQ Parent to be,  in violation of any term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party. Except with respect to employment agreements with certain named executive officers of DLQ that the Combined Company intends to employ following closing, no employee of DLQ Parent has been granted the right to continued employment by DLQ Parent or to any compensation following termination of employment with DLQ Parent. DLQ Parent is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with DLQ Parent, nor does DLQ Parent have a present intention to terminate the employment of any officer, key employee or group of employees.

(e)                    No labor dispute exists or, to the knowledge of DLQ Parent, is imminent with respect to any of the employees of DLQ Parent, which could reasonably be expected to result in a Material Adverse Effect. None of DLQ Parent’s employees is a member of a union  that relates to such employee’s relationship with DLQ Parent, DLQ Parent is not a party to a collective bargaining agreement, and DLQ Parent believes that its relationships with its employees are good.

(f)                     All “employee benefit plans,” as such term is defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which DLQ Parent has any liability or obligation, contingent or otherwise, comply in all material respects and have been maintained and administered in material compliance with ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), and all other statutes, orders and governmental rules and regulations applicable to such employee benefit plans. DLQ Parent has not incurred any liability pursuant to ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by DLQ  Parent, or in the imposition of any lien on any of the rights, properties or assets of DLQ Parent pursuant to ERISA or to such penalty or excise tax provisions of the Code.  DLQ Parent does not maintain or contribute to, and has not maintained or contributed to, any “multiemployer plan,” as such term is defined in ERISA.

21

3.10                Title to Properties and Assets; Liens, Etc. Except as set forth on Schedule 3.10, DLQ Parent has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in DLQ Parent’s financial statements, and good title to its leasehold estates, in each case subject to no Encumbrances, other than (a) those resulting from taxes which have not yet become delinquent; (b) those that do not materially detract from the value of the property subject thereto or materially impair the operations of DLQ Parent; and (c) those that have otherwise arisen in the ordinary course of business, none of which are material. DLQ Parent is in compliance with all material terms of  each lease to which it is a party or is otherwise bound.

3.11                Obligations to Related Parties. Except as described in Schedule 3.11, there are no obligations of DLQ Parent to any of its officers, directors, stockholders, or employees other  than (a) for payment of salary or other compensation for services rendered, (b) for reimbursement for reasonable expenses incurred on behalf of DLQ Parent and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of DLQ Parent). Except as disclosed in Schedule 3.11, none of the officers or directors of DLQ Parent and, to DLQ Parent’s knowledge, none of the employees of DLQ Parent is presently a party to any transaction with DLQ Parent (other than as holders of stock options and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to DLQ Parent’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.12                Financial Statements. DLQ Parent’s financial statements, together with  the  related notes, if any, attached as an exhibit to the Form S-4 Registration Statement, present  fairly, in all material respects, the financial position of DLQ Parent as of the dates specified and the results of operations for the periods covered thereby, in accordance with generally accepted accounting principles (“GAAP”). Except as set forth in such financial statements DLQ Parent has no known material liabilities of any kind, whether accrued, absolute or contingent, or otherwise, and subsequent to the date of this Agreement and prior to the date of the Closing it shall not enter into any material transactions or commitments without promptly thereafter notifying the Placement Agent in writing of any such material transaction or commitment. The other financial and statistical information with respect to DLQ Parent and any pro forma information and related notes included in the Form S-4 Registration Statement present fairly in all material respects the information shown therein on a basis consistent with the financial statements of DLQ Parent included in the Form S-4 Registration Statement. DLQ Parent does  not know of any facts, circumstances or conditions which could materially adversely affect its operations, earnings or business as set forth in the Form S-4 Registration Statement that have not been fully disclosed in the Form S-4 Registration Statement.

3.13                Liabilities. Except as set forth in DLQ Parent’s financial statements, DLQ Parent has not incurred any material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions except in the ordinary course of business. DLQ Parent does not know of any facts, circumstances or conditions materially adversely affecting its operations or business as set forth in the Form S-4 Registration Statement which have not been fully disclosed in all material respects in the Form S-4 Registration Statement.

22

3.14                Material Changes. Since the date of -latest audited financial statements, (a) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (b) DLQ Parent has not incurred any liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (c) DLQ Parent has not altered its    method of accounting, (d) DLQ Parent has not declared or made any dividend or distribution of cash or other property  to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) DLQ Parent has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company equity incentive plans.

3.15                No General Solicitation. Neither DLQ Parent nor, to its knowledge, any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the Offering.

3.16                No Integrated Offering. Assuming the accuracy of the Subscriber’s  representations and warranties set forth in Section 1 hereunder, neither DLQ Parent nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this Offering to be integrated with prior offerings by DLQ Parent for purposes of the Securities Act or any applicable stockholder approval provisions.

3.17                Application of Takeover Protections. DLQ Parent and the Board of Directors  have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under DLQ Parent’s Charter Documents or the laws of its state of incorporation that is or could become applicable to the Subscriber as a result of the Subscriber and DLQ Parent fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, DLQ Parent’s issuance of the Securities to the Subscriber.

3.18                Taxes. DLQ Parent has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. DLQ Parent has paid all taxes pursuant to such returns or pursuant to any assessments received by it or by which it is obligated to withhold from amounts owing to any employee, creditor or third party. DLQ Parent has properly accrued all taxes required to be accrued and/or paid. To the knowledge of DLQ Parent, the tax returns of DLQ Parent are not currently being audited by any state, local or federal authorities. DLQ Parent has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. DLQ Parent has set aside on its books adequate provision for the payment of any unpaid taxes. There are no unpaid taxes in any amount claimed to be due by the taxing authority of any jurisdiction, and the officers of DLQ Parent know of no basis for any  such claim.

23

3.19                Material Contracts. The Placement Agent has been given access to all contracts, agreements, commitments, arrangements, leases, policies or other instruments to which DLQ Parent is a party or by which it is bound and which are material to DLQ Parent’s business (collectively, the “Material Contracts”) and, to DLQ Parent’s knowledge, the Placement Agent has provided the Subscriber with access to such Material Contracts. Except as otherwise described in Schedule 3.19, the Material Contracts are valid and in full force and effect as to DLQ Parent, and, to DLQ Parent’s knowledge, to the other parties thereto. Except as otherwise disclosed in Schedule 3.19, DLQ Parent is not in violation of, or default under (and there does  not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), any Material Contract, except to the extent that such violations or defaults, individually or in the aggregate, would not reasonably be expected to (a) affect the validity of this Agreement or the other Transaction Documents, (b) have a Material Adverse Effect, or (c) impair the ability of DLQ Parent to perform fully on a timely basis any material obligation which DLQ Parent has or will have under this Agreement or any other Transaction Document. To DLQ Parent’s knowledge, none of the other parties to any Material Contract are in violation of or default under any Material Contract in any respect. DLQ Parent has not received any notice of cancellation or any written communication threatening cancellation of any Material Contract by any other party thereto.

3.20                Contributions. Neither DLQ Parent, nor to the knowledge of DLQ Parent, any agent or other person acting on behalf of DLQ Parent, has, directly or indirectly, (a) made any unlawful payment or contribution to any foreign or domestic candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, (b) made any payment to any foreign or domestic governmental officer or official, or other person charged  with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (c) failed to disclose fully any contribution made by DLQ Parent (or made by any person acting on its behalf of which DLQ Parent is aware) which is in violation of law or (d) violated in any material respect any provision of Foreign Corrupt Practices Act of 1977, as amended.

3.21                Disclosure. All disclosure furnished by or on behalf of DLQ Parent to the Subscriber in the Transaction Documents regarding DLQ Parent, its business and the  transactions contemplated hereby, including the Disclosure Schedules, is true, complete and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the  light of the circumstances under which they were made, not misleading. To DLQ Parent’s knowledge, there are no facts that, individually or in the aggregate, would have a Material Adverse Effect that have not been disclosed in the Form S-4 Registration Statement.

3.22                Compliance with Laws. Except as set forth in Schedule 3.22, DLQ Parent is and has been in compliance in all material respects with all laws, rules, regulations, orders,  judgments or decrees that are applicable to it, the conduct of its business as presently conducted, and the ownership of its property and assets (including, without limitation any foreign, state or local governmental body exercising comparable authority, those relating to occupational safety, health, wage and hour, employment discrimination, and Environmental Laws (as defined below)), and DLQ Parent is not aware of any state of facts, events, conditions or occurrences which may now or hereafter constitute or result in a violation of any of such laws, rules, regulations,  orders, judgments  or decrees  or which may give  rise to  the  assertion of  any such violation, except where such violation or violations do not have a Material Adverse Effect. All required reports and filings with governmental authorities have been properly made as and when required, except where the failure to report or file would not, individually or in the aggregate, have a Material Adverse Effect.

24

3.23                Environmental Laws. DLQ Parent (a) is in compliance with all federal, state,  local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (b) has received all permits licenses or other approvals required of DLQ Parent under applicable Environmental Laws to conduct its business; and (c) is in compliance with all terms and conditions of any such permit, license or approval where in each clause (a), (b) and (c), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

3.24                Regulatory Permits. DLQ Parent possess all certificates, authorizations, licenses, consents, registrations, authorizations, qualifications and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business except as described in Schedule 3.24, except where the failure to possess such permits could not  reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and DLQ Parent has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.25                Insurance. DLQ Parent is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which DLQ Parent is engaged, including, but not limited to, directors’ and officers’ insurance coverage. DLQ Parent has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

3.26                Private Placement. Assuming the  accuracy of the Subscriber’s representations  and warranties set forth in Section 1 hereunder, no registration under the Securities Act is required for the offer and sale of the Securities by DLQ Parent to the Subscribers as contemplated hereby.

25

3.27                Solvency. Based on the financial condition of DLQ Parent as of the date hereof, after giving effect to the receipt by DLQ Parent of the proceeds from the sale of the Securities hereunder: (a) the fair saleable value of DLQ Parent’s assets exceeds the amount that will be required to be paid on or in respect of DLQ Parent’s existing debts and other liabilities (including known contingent liabilities) as they mature, (b) DLQ Parent’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by DLQ Parent, consolidated and projected capital requirements and capital availability thereof, and (c) the current cash flow of DLQ Parent, together with the proceeds DLQ Parent would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. DLQ Parent does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts  of cash to be payable on or in respect of its debt). DLQ Parent has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction. Schedule 3.27 of the  Disclosure  Schedules sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of DLQ Parent, or for which DLQ Parent has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in DLQ Parent’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP.  DLQ Parent is not in default with respect  to any Indebtedness.

3.28                No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by DLQ Parent to arise, between DLQ Parent and the accountants and lawyers formerly or presently employed by DLQ Parent (including any disagreements with respect to the payment of any fees owed by DLQ Parent to such accountants or lawyers) that could reasonably be anticipated to affect DLQ Parent’s ability to perform any of its obligations under any of the Transaction Documents.

3.29                Acknowledgment Regarding Subscribers’ Purchase of Securities. DLQ Parent acknowledges and agrees that each subscriber for the Securities in the Offering (including the Subscriber) is acting solely in the capacity of an arm’s length purchaser with respect to such subscriber’s Convertible Note Purchase Agreement (including this Agreement, in the case of the Subscriber) and the transactions contemplated hereby or thereby. DLQ Parent further acknowledges that no subscriber for the Securities in the Offering (including the Subscriber) is acting as a financial advisor or fiduciary of DLQ Parent (or in any similar capacity) with respect to such subscriber’s Convertible Note Purchase Agreement (including this Agreement, in the  case of the Subscriber) and the transactions contemplated hereby or thereby and any advice given by any such subscriber (including the Subscriber) or any of their respective representatives or agents in connection with such subscriber’s Convertible Note Purchase Agreement (including this Agreement, in the case of the Subscriber) and the transactions contemplated hereby thereby is merely incidental to the purchase of the Securities by such subscriber (including the Subscriber). DLQ Parent further represents to each Subscriber that DLQ Parent’s decision to enter into this Agreement and any other Convertible Note Purchase Agreement with respect to Securities sold in the Offering has been based solely on the independent evaluation of the transactions contemplated hereby by DLQ Parent and its representatives.

26

3.30                Stock Option Plans. Each stock option granted by DLQ Parent under DLQ Parent’s stock option plan was granted (a) in accordance with the terms of DLQ Parent’s stock option plan as in effect on the date of such grant and (b) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under DLQ Parent’s stock option plan has been backdated. DLQ Parent has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement  of material information regarding DLQ Parent or its financial results or prospects.

3.31               Office of Foreign Assets Control. Neither DLQ Parent nor, to DLQ Parent's knowledge, any director, officer, agent, employee or affiliate of DLQ Parent is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

3.32              U.S. Real Property Holding Corporation.  DLQ Parent is not and has never been  a U.S. real property holding corporation within the meaning of Section 897 of the Code, and DLQ Parent shall so certify upon Subscriber’s request.

3.33                Bank Holding Company Act. DLQ Parent is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) or to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). DLQ Parent does not own or control, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve. DLQ Parent does not exercise a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve.

3.34                Patriot Act; Etc. Neither the sale of the Securities by DLQ Parent nor DLQ Parent’s use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating  thereto. Without limiting the foregoing, DLQ Parent is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten  to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. DLQ Parent is in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

3.35                Money Laundering.  If DLQ Parent is subject to any Money Laundering Laws,  the operations of DLQ Parent are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and the applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving DLQ Parent with respect to the Money Laundering Laws is pending or, to  the knowledge of DLQ Parent, threatened.

27

3.36                No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of DLQ Parent, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of DLQ Parent participating in the offering hereunder, any beneficial owner of 20% or more of DLQ Parent’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with DLQ Parent in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i)  to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). DLQ Parent has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. DLQ Parent has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

3.37                Other Covered Persons. DLQ Parent is not aware of any person (other than any Issuer Covered Person and the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

3.38                Notice of Disqualification Events. DLQ Parent will  notify the Subscribers and  the Placement Agent in writing, prior to the Closing (the “Closing”) of (a) any Disqualification Event relating to any Issuer Covered Person and (b) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

3.39                Independent Shareholders. To the best knowledge of DLQ Parent based on reasonable investigation, each of the Independent Shareholders is not a director, executive officer or other officer of DLQ Parent, nor a beneficial owner of 10% or more of DLQ Parent’s outstanding voting equity securities, and who does not possess inside information because of his or her relationship with DLQ Parent or with an officer, director or principal stockholder of DLQ Parent, or deemed to be an "insider" as may be defined by the Securities and Exchange Commission.

4.	TERMS OF SUBSCRIPTION

4.1                   The Securities will be offered for sale until the earlier of (a) the date upon which subscriptions for up to $5,000,000 offered hereunder have been accepted, or (b) the date on which the Company terminates the Offering (the “Termination Date”). The Offering is being conducted on a “best efforts” basis.

4.2                   After the Closing, any subscription documents or funds received after the Closing will be returned, without interest or deduction. In the event that a Closing does not occur prior to the Termination Date, all amounts paid by the Subscriber with respect to such Closing shall be returned to the Subscriber, without interest or deduction. The Subscriber may revoke its subscription and obtain a return of the subscription amount paid to the Funds Escrow Account at any time before the date of the Closing by providing written notice to the Placement Agent, the Company and the Funds Escrow Agent as provided in Section 6.1 below. Upon receipt of a revocation notice from the Subscriber prior to the date of the Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction.  The Subscriber  may not revoke this subscription or obtain a return of the subscription amount paid to the   Funds Escrow Agent on or after the date of the Closing.  Any subscription received after the Closing  but prior to the Termination Date shall be irrevocable.

28

4.3                All funds shall be deposited in the account identified in Section 1.1 hereof.

4.4                   An executed Convertible Promissory Note representing the aggregate principal amount of Notes purchased by the Subscriber pursuant to this Agreement shall have been prepared by the Company and delivered to the Subscriber in electronic format and registered in book-entry format on the Company’s books and records; provided, however, that if such Convertible Promissory Note cannot be maintained and delivered in such electronic format, then a physical copy of such Convertible Promissory Note will be delivered to the Placement Agent for delivery by the Placement Agent to the Subscriber.

4.5                   The Company’s agreement with each Subscriber is a separate agreement and the sale of Notes to each Subscriber is a separate sale.

5.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

5.1           The Subscriber’s obligation to purchase the Securities at the Closing at which  such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

(a)                    Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 2 hereof qualified as to materiality shall be true and correct at all times prior to and on the date of such Closing, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the  representations and warranties made by the Company in Section 2 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the date of such Closing, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)                    No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)                    No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Notes (except as otherwise provided in this Agreement).

(d)                   Required Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Notes, all of which shall be in full force and effect.

29

(e)                    Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in a Material Adverse Effect.

(f)                     Disclosure Schedules. The Company shall have delivered to  the Subscriber a copy of the Disclosure Schedules qualifying any of the representations and warranties contained in Section 2 and Section 3.

(g)                    Compliance Certificate. The Company shall have delivered to the Placement Agent at the Closing a certificate executed on behalf of the Company by its President and Chief Financial Officer certifying that the conditions specified in this Section 4.1 have been satisfied.

(h)                    Secretary’s Certificate. The Company shall have delivered to the Placement Agent at the Closing a certificate executed on behalf of the Company by its  Secretary (i)  certifying the resolutions adopted by the Board of Directors of the Company approving the transactions   contemplated   by   this   Agreement,   including   the   issuance   of   the Securities, (ii) certifying  and  providing  copies  of  the  current  versions  of  the  Charter  Documents    and (iii)  certifying as to the signatures and authority of persons signing this Agreement, the Notes, and any related documents on behalf of the Company.

(i)                      Delivery of the Notes. An executed Convertible Promissory Note representing the aggregate principal amount of Notes purchased by the Subscriber pursuant to this Agreement shall have been prepared by the Company and delivered to the Subscriber in electronic format and registered in book-entry format on the Company’s books and records; provided, however, that if such Convertible Promissory Note cannot be maintained and delivered in such electronic format, then a physical copy of such Convertible Promissory Note will be delivered to the Placement Agent for delivery by the Placement Agent to the Subscriber.

(j)             Delivery of Transaction Documents. Executed copies of each of the Transaction Documents to which the Company is a party shall have been delivered to the Subscriber.

(k)            Deposit of Reset Shares into Escrow. On the Closing Date, the Company shall cause 1,500,000  Reset Shares to be deposited with the Escrow Agent.

(l)             Deposit of Insider Shares into Escrow. On the Closing Date, the Company shall cause  Consideration Shares  held by the Insiders to be deposited with the Escrow Agent.

6.	COVENANTS OF THE COMPANY

6.1                   Replacement of Notes. If any Note or any certificate or instrument evidencing  any Conversion Shares when delivered in accordance with the terms of the Notes, as applicable, is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company  of  such  loss,  theft  or  destruction  and  customary  and  reasonable  indemnity,      if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement certificate or instrument. If a replacement certificate or instrument evidencing any Notes or Conversion Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

30

6.2                   Publicity. The Company will not publicly disclose the name of the Subscriber, or include the name of the Subscriber in any filing with the SEC or any regulatory agency or  trading market, without the prior written consent of the Subscriber, except to the extent such disclosure is required by law, rule or regulation applicable to the Company, in which case the Company will endeavor to provide the Subscriber with prior notice of such permitted disclosure.

6.3                   Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and, if applicable, to timely make a notice filing of such Form D with each state in which Securities are sold as required by the applicable securities or “Blue Sky” laws of such state.

6.4                   Equal Treatment of Subscribers. No consideration (including any modification of any Note) shall be offered or paid to any person to amend or consent to a waiver or modification of any Note unless the same consideration is also offered to holders of the Notes issued in the Offering.

6.5                    Indemnification.

(a)                    The Company agrees to indemnify and hold harmless the Subscriber, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Indemnified Parties”) from and against any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement; and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation  of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding.

(b)                    If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received  by the Company but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

6.6                   Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes, including expenses incurred in connection with the Business Combination.

31

6.7                   Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities.

6.8                   Issuance of Notes. The Company shall not issue any Notes except to subscribers  in this Offering.

6.9                   Registration of Securities. The Company shall promptly cause ABRI to register such number of shares of Merger Consideration Shares to be issued in exchange for the Conversion Shares at the closing of the Business Combination, to be included for registration in the Form S-4 Registration Statement  prior to the closing of the Business Combination.

6.10                Restriction on Distribution of Lock-up Shares. As set forth in the Merger Agreement, as amended, at closing of the Business Combination, ABRI will issue the Merger Consideration Shares to the Company in exchange for all of the outstanding shares of the Company. Further, as set forth in the Merger Agreement, as amended, as well as the Form S-4 Registration Statement, the Company shall distribute 33% of the Merger Consideration concurrent with Closing to the stockholders of DLQ Parent on a pro rata basis (the “Dividend Shares”), and 53% of the Merger Consideration will be held by DLQ Parent and will be subject to a Lock-Up Agreement for a period of eleven (11) months after the closing of the Business Combination (the “Lock-up Shares”), less any shares held by the Escrow Agent as provided herein. The Company agrees that it shall not distribute, transfer or dividend the Lock-up Shares until the recoupment by Subscriber of the Investment Amount.

6.11                Subsequent Capital Raises by DLQ Parent. From the date hereof  until Subscriber’s Parent Note is no longer outstanding, DLQ Parent cannot issue equity or debt securities primarily for the purpose of raising capital if such securities are senior to or pari passu to the Parent Notes.

7.                       MISCELLANEOUS

7.1        Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

If to the Company, to it at:

DLQ, Inc.

85 Broad Street, 16-079

New York, New York 10004 Attention: Chief Executive Officer

With a copy to (which shall not constitute notice):

Procopio, Cory, Hargreaves & Savitch LLP 12544 High Bluff Drive, Suite 400

San Diego, CA 92130 Attention: Christopher Tinen

If to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of receipt.

32

7.2      Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the Company and the Subscriber.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

7.3      This Agreement shall be binding upon and inure to the benefit of the parties  hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscriber (other than by merger). The Subscriber may assign any or all of its rights under this Agreement to any person to whom the Subscriber assigns or transfers any Notes, provided that such transferee agrees in writing to be bound, with respect to the  transferred Notes, by the provisions of this Agreement and the transferred Notes.

7.4      This Agreement, together with the Exhibits hereto, and the Note delivered by the Company to the Subscriber contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. The Placement Agent shall be deemed a third-party beneficiary of the representations and warranties and covenants made by the Company and the Subscribers in this Agreement.

7.5      Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Notes as herein provided, subject, however, to the right hereby reserved by the Company to enter into similar agreements with other subscribers for Notes.

7.6      All questions concerning the construction, validity, enforcement and  interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Notes (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the Notes), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

33

7.7      In order to discourage frivolous claims, the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

7.8      The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

7.9      The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement and  the delivery of the Notes for the applicable statute of limitations.

7.10     It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that  same party.

7.11     The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.12     This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.   In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.13     Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except as set forth in Section 5.5 and Section 6.4.

7.14     In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in this Agreement and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

34

DLQ, INC.

AGGREGATE SUBSCRIPTION AMOUNT OF NOTES $5,000,000

Name in which Notes should be issued:	Amount
[Subscriber Name]	$[Amount]
Total Amount	$[Amount]

Dated: September 5, 2023

[Signature Page to DLQ, Inc. Convertible Note Purchase Agreement]

This Convertible Note Purchase Agreement is agreed to and accepted as of September 5, 2023. All rights and obligations by a Subscriber herein are several and not joint.

DLQ, INC.

By:
Name:	Brent Suen
Title:	President

LOGIQ, INC.

By:
Name:	Brent Suen
Title:	Chief Executive Officer

[INVESTOR]

By:

Name:
Title:

[Signature Page to DLQ, Inc. Convertible Note Purchase Agreement]

This Convertible Note Purchase Agreement is agreed to and accepted as of August 31, 2023. All rights and obligations by a Subscriber herein are several and not joint

DLQ, INC.

By:
Name:	Brent Suen
Title:	President

LOGIQ, INC.

By:
Name:	Brent Suen
Title:	Chief Executive Officer

[INVESTOR]

By:

By:
Name:
Title:

[Signature Page to DLQ, Inc. Convertible Note Purchase Agreement]

CERTIFICATE OF SIGNATORY

(To be completed if Notes are

being subscribed for by an entity)

I,                                                         , am the                                                          of                                                                                       (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Convertible Note Purchase Agreement and to purchase and hold the Notes (and any Conversion Shares into which the Notes may convert), and certify further that the Convertible Note Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this                  day of                                   , 2023.

(Signature)

CERTIFICATE OF SIGNATORY

(To be completed if Notes are

being subscribed for by an entity)

I,                                                         , am the                                                          of                                                                                     (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Convertible Note Purchase Agreement and to purchase and hold the Notes (and any Conversion Shares into which the Notes may convert), and certify further that the Convertible Note Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this                  day of                                   , 2023.

(Signature)

Exhibit A

Form of DLQ, INC. Convertible Note

(see attached)

Exhibit B

Form of LGIQ, INC. Convertible Note

(see attached)

Exhibit C

Form of Reset Shares Escrow Agreement

(see attached)

Exhibit D

Confidential Investor Questionnaire

(see attached)

Exhibit E

Disclosure Schedules

(see attached)